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                                                                    EXHIBIT 23.2

                      Consent of Independent Accountants
                      ----------------------------------

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated May 3, 1999 relating to the financial statements and financial statement schedule , which appear in Salon.com's Amendment No. 2 to Form S-1 (No. 333-76511) dated June 18, 1999.


/s/ PricewaterhouseCoopers LLP


San Francisco, California
September 7, 1999